© 2014 Piedmont Office Realty Trust, Inc. June 2014 500 West Monroe 800 N. Brand Boulevard 1201 Eye Street 60 Broad Street Glenridge Highlands II Chicago Los Angeles Washington D.C. New York Atlanta

Piedmont Office Realty Trust, Inc. (NYSE: PDM) is a fully-integrated and self-managed real estate investment trust (REIT) specializing in the ownership and management of high-quality Class A office buildings located primarily in nine of the largest U.S. office markets, including Atlanta, Boston, Chicago, Dallas, Houston, Los Angeles, Minneapolis, New York and Washington, D.C. Approximately 60% of its tenants are investment grade-rated or governmental tenants, and many others are blue chip or nationally-recognized companies. The Company is headquartered in Atlanta, GA, with local management offices in each of its major markets. Investment grade-rated by Standard & Poor's (BBB) and Moody's (Baa2), Piedmont has maintained a relatively low leverage strategy throughout its fifteen year operating history. We use market data and industry forecasts and projections throughout this presentation which have been obtained from publicly available industry publications. These sources are believed to be reliable, but the accuracy and completeness of the information are not guaranteed. Certain statements contained in this presentation constitute forward-looking statements which we intend to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters. Some examples of risk factors that could cause our actual results and expectations to differ materially from those described in our forward-looking statements are detailed in our most recent Annual Report on Form 10-K and other documents we file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date of this presentation. Unless the context indicates otherwise, the term “properties” as used in this document and the statistical information presented in this document regarding our properties includes our wholly-owned office properties and our office properties owned through consolidated joint ventures, but excludes our interests in two properties owned through unconsolidated joint ventures and one out-of-service property as of March 31, 2014. The information and non-GAAP financial terms contained in this presentation do not contain all of the information and definitions that may be important to you and should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2013 and our quarterly reports on Form 10-Q for the periods ended June 30, 2013, September 30, 2013, and March 31, 2014, and our other filings with the Securities and Exchange Commission. Other information important to you may be found in documents that we furnish to the Securities and Exchange Commission, such as our Quarterly Supplemental Information dated as of March 31, 2014. Such documents are available at www.sec.gov and under the heading Investor Relations on our website at www.piedmontreit.com. 1 Introduction (Unless otherwise noted, all the information contained in this presentation is as of March 31, 2014)

A Leading National Office Property Company 2 High-quality properties predominantly located in the largest U.S. office markets Substantial cash flow growth as contractual leases commence rent Acquisitions and development in strategic submarkets Balance sheet management to maintain financial flexibility Enclave Place (Development – Expected Completion Summer 2015) Houston

Portfolio Summary 3 AON Center US Bancorp Center Two Pierce Place Arlington Gateway 225 & 235 Presidential Way Chicago Minneapolis Washington D.C. Chicago Boston 75 high-quality properties 21MM rentable square feet 86.7% leased 87% of ALR from nine major U.S. markets 63% CBD and Urban Infill $5.7Bn of total assets 36% leverage 73% investment grade rated or nationally recognized tenants Local management in all major markets 6011 Connection Drive Dallas

4 1901 Main Street Los Angeles One Lincoln Park Dallas One Brattle Square Boston High-Quality Properties and Tenants

Chicago Boston New York Metro Washington D.C. Dallas Notes: (1) Based on acquisition value and anticipated costs to reach stabilization. (2) Based on expected hard and soft construction costs and anticipated costs to reach stabilization. (3) Based on gross book value of properties. Atlanta 5 Class-A Properties in the Top U.S. Office Markets Property Sub-market Location Suburban 37% CBD & Urban Infill 63% Portfolio Composition Development / Re-development (2) 4% Stabilized Portfolio (3) 89% Los Angeles Percentage of ALR by Region Value-add (1) 7% 75 high-quality, well-located office properties comprise over 21MM rentable square feet with 87% of ALR generated from nine major U.S. markets 7 11 7 34 21 20 Southwest Regions Southeast Midwest Mid-Atlantic West Northeast

High Credit-Quality Customer Base (Logos / Expirations for Tenants greater than 1% of ALR (1)) Other 17% Investment Grade Rated 55% BB / B Rated 10% Nationally Recognized Firms 18% Various (2) 2014 / ’23 / ‘24 2028 2019 2033 2021 2018 2022 2027 2024 2020 2017 2016 2018 2019 2017 2022 2019 2018 2021 2029 6 Notes: (1) Unless otherwise indicated, represents the year in which the lease for the majority of the tenant’s space expires. (2) Various expirations ranging from 2014 to 2027. 2027 2025 2017 2016 2018 Over 73% of tenants rated investment grade or are nationally recognized businesses 2026

Substantial NOI Growth 7 Two Independence Square Washington D.C. 200 & 400 Bridgewater Crossing New York Metro 1901 Market Street Philadelphia

~ $75MM Notes: (1) Represents peak square feet during the period. (2) Square feet committed in leasing transactions from January 1, 2010 through March 31, 2014. (3) Inclusive of all leasing: consolidated, industrial and unconsolidated joint ventures. (4) Economic occupancy is defined as total leased square footage, less the square footage associated with executed but not commenced leases for currently vacant spaces and the square footage associated with tenants receiving rental abatements (after proportional adjustments for tenants receiving only partial rental abatements), expressed as a percentage of total rentable square footage. (5) As compared to trailing twelve months cash basis NOI from the Company’s properties. Assumes a 93% leased percentage for all assets. Carry costs for vacant space assumed to be $5.00 per square foot. Joint ventures excluded from analysis. 0 2 4 6 8 10 12 14 2010 2011 2012 2013 Q1 2014 Economic Occupancy (4) Reported Occupancy 87% Vacant Space, 13% (~3MM SF) 7% EMBEDDED NOI GROWTH & ADDITIONAL NOI UPSIDE THROUGH STABILIZATION (5) • ~13.9 MM square feet (~65.2% portfolio) leased (2) • Leased 3.4MM square feet in 2012 and 3.5MM square feet in 2013 (3) Cumulative Leasing & Leases in Abatement / Yet to Commence MM square feet of executed leases in abatement or yet to commence (1) Portfolio Occupancy • Up to $75MM of NOI growth from contractual leases in abatement, yet to commence leases and leasing portfolio to 93% (5) • Approximately 70% of vacant space in blocks greater than 50,000 square feet 74% 1.1 1.7 (MM SF) 6% Commencement of new leases, expiration of old leases 2.0 Embedded NOI Growth with Additional Upside through Lease-up 8 2.2 2.7MM SF IN ABATEMENT OR YET TO COMMENCE

3.3 4.5 5.6 11.3 10.3 11.4 6.9 5.8 40.9 0 10 20 30 40 50 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter (%) Notes: (1) Annualized rental income associated with newly executed leases for currently occupied space is incorporated herein only at the expiration date for the current lease. Annualized rental income associated with such new leases is removed from the expiry year of the current lease and added to the expiry year of the new lease. (2) Includes leases with an expiration date of March 31, 2014 aggregating 39,000 square feet and Annualized Lease Revenue of $1.2 million. (3) Leases and other revenue-producing agreements on a month-to-month basis, aggregating 7,000 square feet and Annualized Lease Revenue of $0.3 million, are assigned a lease expiration date of a year and a day beyond the period end date. Includes an approximate 45,000 square foot contraction of the National Park Service lease at 1201 Eye Street in Washington D.C., the renewal of which was signed subsequent to the end of the first quarter of 2014. (4) For the period from January 1, 2009 to March 31, 2014. Lease Expiry Profile (% of ALR(1)) Low near-term lease roll, a 71% retention rate(4) and a proactive strategy to address lease maturities generates opportunities to increase portfolio occupancy Weighted average remaining lease term of 7.3 years (2)(3) Low Lease Expiries Enhances Our Focus on New Tenant Leasing Total Square Feet Expiring (MM) 0.5 0.9 1.1 1.5 1.9 2.3 1.4 1.1 7.5 9 (3) 10% 15% 20% 25% 30% 35% 40% 2014 – 2016 Sector Peers Cumulative Lease Maturities PDM BXP BDN CUZ DEI HIW SLG OFC KRC Source: Green Street Advisors Office Sector Report dated May 29, 2014

High-quality Opportunities to Generate Organic Growth 10 Portfolio vacancy concentrated in five high-quality, well-located properties with strong amenity bases— leasing current vacancy generates up to $40MM of NOI(2); Remaining 70 properties average 92% leased 3100 Clarendon 4250 N. Fairfax One Independence Washington D.C. Notes: (1) Based on 1Q2014 JLL data. (2) Based on current market rental rates for the vacant spaces. AON Center 500 W Monroe Chicago 0.3% 333,000 333,000 Southwest D.C. 18.0% 54.8% 138,000 88,000 Ballston 11.2% 10.0% 225,000 221,000 Clarendon 8.2% 79.3% 566,000 338,000 East Loop 11.1% 63.5% 354,000 316,000 West Loop 13.4% Premium building finishes; U.S. Capital views; Easily separated for two users Building quality; Regional mall proximity; Metro and highway access Direct access to Metro; Newly redeveloped; Hottest RB corridor location Unbeatable views; Close to Millennial workforce housing Premier location between OTC and Union Station; 1,300 car garage % Leased Vacancy (sf) Largest Block Submarket & Class A Vacancy (1) Marketing Differentiator Redevelopment Expected Completion Early 2015

15% 25% 35% 45% 55% 65% 4% 6% 8% 10% 12% 14% 16% 18% 20% Meaningful Same-Store NOI Growth with Low Leverage PDM BXP BDN OFC CUZ DEI HIW KRC VNO N e t D e bt / G ross Ass e t V al u e (1) Projected 2015 / 2016 Cumulative Same-Store NOI Growth (2) Source: Most recent available public company filings per SNL Financial and Green Street Advisors Office Sector Report as of May 29, 2014 Notes: (1) Represents total debt at book value net of cash divided by gross asset value. (2) Based on 2-year projected cumulative same-store NOI growth for 2015 through 2016 per Green Street Advisors’ Office Sector Update dated May 29, 2014. Sector Median Excluding PDM: 8.4% Sector Average Excluding PDM: 41% SLG 11 ESRT

8 10 12 14 16 18 20 22 16 18 20 22 24 26 28 30 32 (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 12% Undervalued Growth in Cash Flow Notes: (1) Based on reported 2013 AFFO per share and consensus 2015 estimated AFFO per share per SNL as of May 29, 2014. (2) Based on share prices as of May 29, 2014 divided by 2015 consensus estimates for FFO / AFFO per SNL as of May 29, 2014. (3) Based on share prices as of May 29, 2014 divided by Green Street Advisors’ estimates of Net Asset Value per share as reported in the Office Sector Update dated May 29, 2014. 12 Stock Price / 2015E FFO (2) Stock Price / 2015E AFFO (2) Stock Price Premium / (Discount) to NAV (3) PDM BXP BDN CUZ DEI HIW KRC SLG PKY OFC PDM BXP BDN CUZ DEI HIW SLG PKY OFC KRC PDM BXP BDN CUZ DEI HIW SLG OFC KRC 4% 6% 8% 10% 12% 14% 16% 18% 2013 – 2015E Annualized AFFO Growth (1) PDM BXP BDN CUZ DEI HIW SLG PKY KRC Source: Green Street Advisors Office Sector Report and SNL Financial as of May 29, 2014

Disciplined Investment Strategy Windy Point I &II Chicago 6565 N. MacArthur Boulevard Dallas Crescent Ridge II Minneapolis 13

$900 $700 $500 $300 $100 $100 $300 $500 $700 $900 Capital Allocation Focused on Growth and Value Creation Notes: (1) Acquisition and disposition activity since IPO in February 2010. (2) As of March 31, 2014; $37.2MM capacity remaining in current program. (3) Based on gross real estate assets. Since our IPO we have recycled approximately 15% of our portfolio(3) while also utilizing debt capacity to buyback shares at a material discount to net asset value Acquisi ti o n s / Stock P u rc has e Disposi ti o n s / Stock Is s ua n c e Real Assets (1) PDM Stock (2) Value-add Properties $317 Stabilized Properties $550 $867 $790 $320 ? Since IPO, average annual capital investment of ~$300MM or roughly 6% of asset base 18.9MM shares purchased at an average price of $16.92 per share Continued focus on asset recycling to fund growth enhancing investments Shares purchased accretive to earnings and NAV ($ MM) Capital Allocation Since IPO 14

Continue to Increase Presence in Our Target Markets 15 Opportunistic Markets: More cyclical markets typically warranting shorter hold periods Minneapolis Chicago Boston New York Metro Washington D.C. Los Angeles Dallas Atlanta Houston Concentration Markets: Longer term hold with focus on value creation over time Target: 60% to 70% of NOI Existing Property Recent Acquisition Las Colinas Preston Center Route 128 North Cambridge

Recycle Capital Through Strategic Dispositions We continue to recycle capital, selling seventeen assets since 12/2011 totaling approximately $637MM in gross proceeds at an average GAAP NOI yield of 6.8% and exiting four non-core markets 16 A c quisi tion s Disp o sit ion s Sale of Non-Strategic Assets Acquisitions in Targeted Aggregation Submarkets 6565 N. MacArthur Boulevard Dallas 5 & 15 Wayside Road Boston 350 Spectrum Loop Colorado Springs, CO Remaining Industrial Assets Greenville, SC 11107 & 11109 Sunset Hills Reston, VA Portland Portfolio Portland, OR $1,100 $900 $700 $500 $300 $100 $100 $300 $500 $700 $900 $1,100 $1,010 $4,272 $380 $157 $59 $60 $688 ($ MM) Historical Capital Deployed $760 Special dividend of $749MM or $4.86 / share

Leasing Value-Add Portfolio

Property Name	Location / Acquisition Date	Cost per Square Foot	Year Built	Percent Leased at Purchase	Current Percent Leased
5301 Maryland Way	Brentwood, TN 8/12/2013	$92	1989	0% (1)	100%
400 TownPark	Lake Mary, FL 11/10/2011	$136	2008	19%	49%
The Medici (2)	Atlanta, GA 6/7/2011	$87	2008	12%	75%
500 West Monroe Street	Chicago, IL 3/31/2011	$236	1991	49% (3)	64%
SOLD 1200 Enclave Pkwy (4)	Houston, TX 3/30/2011	$123	1999	18%	100%
Suwanee Gateway One	Suwanee, GA 9/28/2010	$55	2008	0%	0%
Average (5)		**$173**		**35%**	**61%**


Central Florida
400 TownPark

Over the last several years, we have acquired six value-add properties totaling over $300MM at values well below replacement cost and subsequently increased occupancy

Notes:
(1) While the property was 100% leased at acquisition, it is anticipated that the single-tenant building will become vacant at the end of the current lease term and the building will have to be re-leased on a multi-tenant basis. For this reason, the building was acquired as a value-add property.
(2) The property was acquired at a foreclosure auction. The percent leased at acquisition reflects the space leased by BV Card Assets as vacant, as the tenant had already announced plans to vacate prior to Piedmont's purchase of the asset.
(3) The property was acquired through the foreclosure of an equity ownership interest. The percent leased at acquisition reflects the space leased by Marsh USA as vacant, as the tenant had already announced plans to vacate prior to Piedmont's assumption of ownership of the asset. At the time of acquisition, it was assumed that GE Capital would vacate its space at lease expiration, which would have resulted in a leased percentage of 16%.
(4) 1200 Enclave Parkway was sold on May 1, 2013 for a price of $48.8 million, or $326 per square foot.
(5) Weighted average based on square footage; percent leased averages exclude 5301 Maryland Way.

17

PIEDMONT OFFICE REALTY TRUST

Strong Balance Sheet Meridian Crossings Minneapolis The Medici Atlanta Braker Pointe III Austin 18

Strong Leverage Profile

Net Leverage(1)


36%
41%
PDM
Sector Avg(4)

Net Debt / EBITDA(2)


6.0x
7.0x
PDM
Sector Avg(4)

Fixed Charge Coverage(3)


3.8x
3.0x
PDM
Sector Avg(4)

Source: Most recent available public company filings per SNL Financial as of May 29, 2014

Conservative leverage strategy ensures financial stability through real estate cycles

Notes: (1) Represents total debt at book value net of cash divided by gross asset value.
(2) Average last twelve month debt at book value net of cash divided by last twelve month EBITDA.
(3) Calculated as most recent quarter EBITDA annualized divided by the sum of interest expense and preferred dividends.
(4) Office sector average includes BDN, BXP, CLI, CUZ, CWH, DEI, HIW, HPP, KRC, OFC, PKY, SLG, VNO, ESRT (leverage only).

19

PIEDMONT® OFFICE REALTY TRUST

105 168 140 272 300 300 350 400 $0 $200 $400 $600 $800 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Debt Metrics and Maturity Profile Notes: (1) The initial maturity date of the $500 million unsecured revolving credit facility is August 19, 2016; however, there are two, six-month extension options available under the facility providing for a final extended maturity date of August 21, 2017. For the purposes of this schedule, we reflect the maturity date of the facility as the final extended maturity date of August 2017. ($MM) Debt Metrics 20 Debt Maturity Schedule Our long-term financing strategy will continue to focus on the use of unsecured debt while maintaining our strong BBB credit rating from S&P / Moody’s Secured Debt Unsecured Credit Facility (1) Unsecured Term Loan Unsecured Notes Floating Rate 18% Fixed Rate 82% Secured 20% Unsecured 80% Encumbered NOI 15% Unencumbered NOI 85%

21 Key Takeaways Piedmont Pointe I & II Washington D.C. Among the largest national office REITs $2.9Bn equity market capitalization (1) Class-A office properties predominantly in nine major U.S. markets Long-term relationships with a broad group of stable, high-credit quality tenants Undervalued cash flow growth with additional leasing upside Strong balance sheet with a commitment to maintaining investment grade ratings Disciplined approach to capital allocation Managerial and operational leadership Notes: (1) As of May 29, 2014.

Appendix 22 400 Virginia Avenue Washington D.C. 5 & 15 Wayside Road Boston 1055 East Colorado Boulevard Los Angeles

2014 – Projected Decline in SSNOI Effects of Lease Expirations and Re- leasing in Down Economic Environment • Rent Roll-downs • Contraction of Space • Downtime • Free Rent Periods 2015 – Projected Outsized Growth in SSNOI Effects of Recent Leasing Activity • Commencement of Leases • Burn Off of Free Rent Periods Transactional Activity • Sale of non-strategic properties and exit from non-core markets • Redeployment of capital into core markets with a focus on aggregating in select submarkets; repurchase of stock when merited by stock price (relative to NAV) Debt Capitalization • Continue to refinance maturing secured debt at interest rates lower than those for in-place debt Low High Core Funds from Operations $226 - $240 million Core Funds from Operations per diluted share $1.42 - $1.50 CBD 46% Suburban 37% Urban Infill 17% Square Feet (in millions) 21.1 # of Properties 75 Weighted Average Lease Term Remaining (Years) 7.3 % Leased – Total 86.7 % Leased – Stabilized 88.8 Median Building Age 14.8 years Annualized Lease Revenue ($MM) 556.9 Notes: (1) Percentages reflect portion of ALR derived from assets in each location type. Company Summary Office Portfolio Statistics Office Property Locations (1) 2014 Financial Guidance Outlook for 2014 & 2015 23

Additional Representative Properties 24 1225 Eye Street Washington D.C. 1200 Crown Colony Drive Boston 1414 Massachusetts Avenue Boston 1430 Enclave Parkway Houston River Corporate Center Phoenix 2300 Cabot Drive Chicago 5601 Headquarters Drive Dallas Suwanee Gateway One Atlanta Copper Ridge Center New York Metro Las Colinas Corporate Center I & II Dallas 2120 West End Ave Nashville